Federated Government Obligations Fund
A Portfolio of Money Market Obligations Trust
CASH II SHARES (TICKER GFYXX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED JUNE 2, 2015
Federated Government Obligations Fund (“Fund”) is entering into an Agreement and Plan of Reorganization (the “Reorganization”) pursuant to which the Fund will acquire all or substantially all of the assets of Federated Government Cash Series (GCS), a portfolio of Cash Trust Series, Inc., in exchange for Cash II Shares of the Fund, which will be distributed pro rata by GCS to its shareholders, in complete liquidation and termination of GCS upon the terms and conditions set forth in the Reorganization.
Shareholder approval is not required to effect the Reorganization. Accordingly, after the Reorganization, which is expected to occur at the close of business on or about December 11, 2015, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses described in the footnotes to the Tables in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to the later of: (a) January 1, 2017; or (b) the date of the Fund's next effective prospectus.
November 2, 2015
Federated Government Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452901 (11/15)
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